POWER OF ATTORNEY
                   (Reference is made to the Signature Page)

     Each of the undersigned officers and directors of Hampshire Group, Limited hereby severally constitutes and appoints Ludwig Kuttner and Charles W. Clayton, and each of them acting alone, as the attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign any and all pre- or post-effective amendments to this Registration Statement, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

    Signature                     Title                          Date
    ---------                  ------------               ------------------

/s/ Ludwig Kuttner
-----------------------       Chairman of the Board,          January 16, 2001
   Ludwig Kuttner             President and Chief Executive
                              Officer
                              (Principle Executive Officer)

/s/ Joel Goldberg
-----------------------       Director                        January 16, 2001
   Joel Goldberg

/s/ Harvey L. Sperry
-----------------------       Director                        January 16, 2001
   Harvey L. Sperry

/s/ Eugene Warsaw
-----------------------       Director                        January 16, 2001
   Eugene Warsaw

/s/ Peter W. Woodworth
-----------------------       Director                        January 16, 2001
  Peter W. Woodworth

/s/ Charles W. Clayton
-----------------------       Vice President,                 January 16, 2001
  Charles W. Clayton          Secretary and Treasurer
                              (Principle Accounting Officer)

/s/ William W. Hodge
-----------------------       Vice President and              January 16, 2001
  William W. Hodge            Chief Financial Officer
                              (Principle Financial Officer)